                                                                   EXHIBIT 10.66

                                 FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is effective as of April 14, 2004 by and among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation ("BORROWER"), the Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement referenced below), the Supermajority Lenders signatory hereto, UBS AG, STAMFORD BRANCH, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as collateral agent and as security trustee (the "COLLATERAL AGENT"; and together with the Administrative Agent, the "AGENTS") for the Secured Parties.


                                    RECITALS

            WHEREAS, Borrower, Guarantors, the Administrative Agent, the Collateral Agent and Lenders entered into that certain Credit Agreement dated as of November 24, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT");

            WHEREAS, Holdings desires to (i) create a single member Delaware limited liability company to be named "GK Technologies, L.L.C." ("NEW INTERMEDIATE HOLDINGS") and (ii) Intermediate Holdings shall merge with and into New Intermediate Holdings (the foregoing creation of New Intermediate Holdings and the merger of Intermediate Holdings into New Intermediate Holdings are hereinafter referred to as the "LLC CONVERSION");

            WHEREAS, Borrower has requested that Agents and the Supermajority Lenders to amend certain provisions of the Credit Agreement, all upon the terms and subject to the conditions as herein set forth;

            NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agents, Supermajority Lenders, Borrower and the other Loan Parties agree as follows:

            SECTION 1. AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  (a) The following defined terms are added to Article I of the Credit Agreement in their proper alphabetical order:



                        "AUTOZONE ACCOUNT(S)" shall mean those certain
                  Account(s) with AutoZone, Inc. as the Account Debtor owing to Borrower, any other Borrowing Base Guarantor, or any Subsidiary thereof.

                        "AVAILABLE AMOUNT" shall mean, with respect to any
                  Eligible Account, an amount equal to the book value of such Eligible Account multiplied by the then applicable advance rate with respect to such Eligible Account, as adjusted by the

                  Collateral Agent in its reasonable credit judgment and pursuant to the Credit Agreement.

                        "GENERAL CABLE SPAIN HOLDINGS" shall mean General Cable
                  Holdings (Spain), SRL, a Spanish limited liability company.

                        "GCC SPAIN PRE-CLOSING INTERCOMPANY DEBT" shall mean the
                  unsecured Indebtedness owing by General Cable Spain Holdings to Holdings in the principal amount of the Dollar Equivalent of $35.0 million by reason of intercompany advances made by Holdings to General Cable Spain Holdings prior to the Closing Date.

                        "GCC SPAIN POST-CLOSING INTERCOMPANY DEBT" shall mean
                  the unsecured Indebtedness owing by General Cable Spain to Borrower in the principal amount of the Dollar Equivalent of up to $1.0 million by reason of intercompany advances made by Borrower to General Cable Spain after the Closing Date.

                        "INVESTMENT GRADE ACCOUNT DEBTOR" means an Account
                  Debtor whose unsecured long term debt is rated "BBB-" or better by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. and "Baa3" or better by Moody's Investor's Services, Inc.

                        "ROBERT BOSCH ACCOUNT(S)" shall mean those certain
                  Accounts with Robert Bosch Corporation as the Account Debtor owing to Borrower, any other Borrowing Base Guarantor, or any Subsidiary thereof.

                  (b) The definition of the term "GCC SPAIN INTERCOMPANY DEBT" is amended and restated to read in its entirety as follows:

                        "GCC SPAIN INTERCOMPANY DEBT" shall mean the GCC Spain
                  Refinancing Intercompany Debt, the GCC Spain Pre-Closing Intercompany Debt and the GCC Spain Post-Closing Intercompany Debt, each to the extent permitted by Section 6.01(i) and
                  Section 6.04.

                  (c) The definition of "GCC SPAIN REFINANCING INTERCOMPANY DEBT" is amended and restated to read in its entirety as follows:

                        "GCC SPAIN REFINANCING INTERCOMPANY DEBT" shall mean the
                  unsecured Indebtedness owing by General Cable Spain Holdings to Holdings arising due to repayment in full of obligations of General Cable Spain Holdings under the applicable agreements listed on Schedule 1.01(b) with the proceeds of an intercompany advance made by Holdings to General Cable Spain Holdings on or before the Closing Date in anticipation of the Refinancing.

                  (d) Clause (c) of the definition of the term "PERMITTED NON-LOAN FUNDED ACQUISITIONS" is amended and restated to read in its entirety as follows:

                  (c) (i) merger or consolidation or any other combination of Borrower or any of the other Borrowing Base Guarantors with any other Person (so long as Borrower or such other Borrowing Base Guarantor shall be the surviving entity) or (ii) merger or consolidation or any other combination of any Foreign Subsidiary with any other:

                        (A) Foreign Person which owns assets and operates
                  business within the United States or Canada; provided, that
                  (x) the aggregate fair market value of all assets within the United States or Canada of all such Foreign Persons acquired after the Closing Date do not exceed $5.0 million and (y) all such assets shall be transferred to a Domestic or a Canadian Guarantor within 30 days of the consummation of the Permitted Non-Loan Funded Acquisition involving such Foreign Person or

                        (B) Foreign Person which owns assets and operates
                  business outside the United States and Canada

                  so long as such Foreign Subsidiary is the surviving entity in each case such Foreign Subsidiary is a Guarantor or a Foreign Subsidiary whose Equity Interest has been pledged and delivered to the Collateral Agent for the benefit of the Secured Parties.

            (e) A new Section 2.02(g) is added to Section 2.02 of the Credit Agreement to read in its entirety as follows:


                  (g) Borrower hereby authorizes Administrative Agent to, and in its sole election Administrative Agent may, debit to the Revolving Loan expenses reimbursable to Agents, Lenders and Issuing Bank pursuant to Sections 11.03 or pursuant to other Loan Documents.

            (f) Section 2.10(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (a) Optional Prepayments. In addition to prepayments of Borrowings in accordance with Section 9.01 hereof, Borrower shall have the right at any time and from time to time to prepay any Borrowing (other than Borrowings constituting Swingline Loans), in whole or in part, subject to the requirements of this Section 2.10; provided, that each partial prepayment shall be in an amount that is an integral multiple of $1.0 million and not less than $5.0 million.

            (g) Section 2.10(j)(iii) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 (noon), New York City time, on the date of prepayment

            (h) The last sentence of Section 2.18(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  Unless the Issuing Bank shall agree otherwise, no Letter of
            Credit shall be in an initial amount less than $100,000.

            (i) Section 2.19(a)(xv)(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


                  (b) any Account which is due according to its original terms of sale more than 90 days after its original invoice date, except as may be approved in advance and in writing by Collateral Agent in its discretion, with such limitations as the Collateral Agent may deem appropriate; it being understood that (I) as of the Closing Date, an AutoZone Account, a Robert Bosch Account, or an Account of Graybar Electric Company, Inc. or State Electric Supply Co., Inc. which is due according to its original terms of sale more than 90 days after its original invoice date shall not be deemed in default by reason of this clause (b) or by reason of clause (a) above, as long as such Account is not more than 30 days past due according to its original terms of sale and does not remain unpaid for more than 150 days after its original invoice date; (II) to the extent AutoZone, Inc. or Robert Bosch Corporation is an Investment Grade Account Debtor, an AutoZone Account or Robert Bosch Account which is due according to its original terms of sale more than 90 days after its original invoice date shall not be deemed in default by reason of this clause
            (b) or by reason of clause (a) above, as long as such Account is not more than 30 days past due according to its original terms of sale and does not remain unpaid for more than 180 days after its original invoice date, and (III) (A) if the aggregate Available Amounts of all AutoZone Accounts that are Eligible Accounts shall at any time exceed 25% of the aggregate Available Amounts of all Eligible Accounts which are included in the Borrowing Base, then the Collateral Agent may establish a Reserve in the exercise of its reasonable credit judgment in an amount equal to the excess of the aggregate Available Amounts of such AutoZone Accounts over 25% of the aggregate Available Amounts of all Eligible Accounts, and (B) if the aggregate Available Amounts of all Robert Bosch Accounts that are Eligible Accounts shall at any time exceed 7% of the aggregate Available Amounts of all Eligible Accounts which are included in the Borrowing Base, then the Collateral Agent may establish a Reserve in the exercise of its reasonable credit judgment in an amount equal to the excess of the aggregate Available Amounts of such Robert Bosch Accounts over 7% of the aggregate Available Amounts of all Eligible Accounts,

            (j) Schedule 5.14 to the Credit Agreement is hereby amended and restated in its entirety to read as Schedule 5.14 attached hereto.

            (k) Section 5.15(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (e) on the date any Borrowing Base Certificate is delivered pursuant to paragraph (a) above following the most recent fiscal quarter then ended or at such more frequent intervals as the Collateral Agent may request from time to time (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), a general description of material assets (other than Eligible Equipment or Eligible Real Property) owned by the Loan Parties which have been disposed of;

            (l) Section 5.15(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (f) on the date any Borrowing Base Certificate is delivered pursuant to paragraph (a) above following the most recent fiscal quarter then ended or at such more frequent intervals as the Collateral Agent may request from time to time (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), a list of any applications for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office, the Canadian Intellectual Property Office or any similar office or agency which any Loan Party has filed in the prior fiscal quarter;

            (m) Section 6.01(h) of the Credit Agreement is hereby amended an d restated in its entirety to read as follows:


                  (h) Indebtedness incurred by General Cable Spain pursuant to the European Term Loan Documents as long as (i) the aggregate principal amount of all such Indebtedness at any time outstanding does not exceed EUR 50.0 million, (ii) the proceeds of such Indebtedness are immediately applied by General Cable Spain to make a Restricted Payment in an amount equal to $27,687,748.15 to General Cable Spain Holdings, the proceeds of which shall be immediately applied by General Cable Spain Holdings to repay to Holdings the GCC Spain Refinancing Intercompany Debt in an amount equal to $27,687,748.15, the proceeds of which shall be immediately advanced by Holdings to Borrower, and the proceeds of which Borrower shall immediately use to repay the Obligations (without reduction in Commitments) and (iii) the proceeds of such Indebtedness are immediately applied by General Cable Spain to repay to Borrower any and all GCC Spain Intercompany Debt incurred after the Closing Date, the proceeds of which Borrower shall immediately use to repay the Obligations (without reduction in Commitments);

            (n) Section 6.01(i)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (iv)  in each case, such Indebtedness shall
            simultaneously be recorded on General Cable Spain's, General Cable Spain Holdings', Borrower's and Holdings' ledgers, as applicable, as an intercompany loan and shall be evidenced by a promissory note in substantially the form of Exhibit L, which shall be pledged (and delivered) by Borrower and Holdings as Collateral pursuant to the Security Agreement;

            (o) Section 6.04(d)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (iii) Borrower or Holdings may make intercompany loans or
            advances to General Cable Spain or General Cable Spain Holdings giving rise to the GCC Spain Intercompany Debt to the extent permitted in Section 6.01(i)

            (p) Exhibit N to the Credit Agreement is hereby amended and restated in its entirety to read as Exhibit N attached hereto.


      SECTION 2. MERGER OF CERTAIN GUARANTORS. The parties hereto further acknowledge and agree as follows:

            (a) The Agents and Lenders hereby acknowledge the completion of the mergers of General Cable Resources and General Cable Holdings, Inc., a Delaware corporation, with and into Holdings (collectively, the "Merger"), as permitted by Section 6.05(h) of the Credit Agreement. Attached hereto as Exhibit A is a true, correct and complete corporate organization chart evidencing the corporate structure of Holdings and all of its Subsidiaries after giving effect to the Merger.

            (b) Within five (5) Business Days following the date hereof, the Borrower shall cause Holdings to deliver to the Collateral Agent (i) a certified copy of the Certificate of Merger from the Secretary of State of Delaware and (ii) a certificate of the Secretary or Assistant Secretary of the Holdings certifying and attaching the incumbency certificate and resolutions approving the Merger and execution, delivery and performance of the transactions to be consummated in connection therewith, certified as of the date hereof in full force and effect without any modification or amendment.

            (c) The Collateral Agent shall be authorized to file UCC-3 amendments to any and all UCC filings against Holdings, General Cable Resources or the applicable Guarantor and/or any other financing statements that the Collateral Agent may deem necessary or desirable as a result of the Merger in order to maintain the perfection of the Collateral Agent's Liens.

            (d) All references in the Credit Agreement or in any Loan Document to "General Cable Holdings, Inc." and "General Cable Resources" are hereby deleted in their entirety and replaced with a reference to "Holdings."

      SECTION 3. LLC CONVERSION. Notwithstanding Section 6.05 of the Credit Agreement or any other provision in any Loan Document to the contrary, upon 30 days prior written notice to the Agents, the Agents shall consent to the LLC Conversion, which consent shall be effective on the date (the "LLC Conversion Effective Date") on which all of the following conditions precedent are satisfied as determined by the Agents in their sole discretion:

            (a) Holdings, Borrower, New Intermediate Holdings and the other Loan Parties shall authorize the Collateral Agent to file, at such Loan Parties' expense, such financing statements, security agreements, pledge agreements and guaranties or supplements thereto, and other collateral documents and instruments and do and cause to be done such further acts, as may be necessary or proper, in the reasonable opinion of the Collateral Agent as a result of the LLC Conversion, to continue the Collateral Agent's first priority perfected Lien on the Collateral.

            (b) Intermediate Holdings shall have delivered to the Collateral Agent an unsigned copy of a certificate of the Secretary or Assistant Secretary of New Intermediate Holdings to be delivered following the effective date of the LLC Conversion certifying and attaching a copy of New Intermediate Holdings' Operating Agreement, Incumbency Certificate and resolutions approving the LLC Conversion.

            (c) Within two (2) Business Days following the LLC Conversion Effective Date, New Intermediate Holdings shall deliver to the Collateral Agent (i) a certified copy of the Certificate of Formation of New Intermediate Holdings from the Secretary of State of Delaware, (ii) a Certificate of Existence from the Secretary of State of Delaware, and
      (iii) a certificate of the Secretary or Assistant Secretary of New Intermediate Holdings certifying and attaching New Intermediate Holdings' Operating Agreement (including any amendments), Incumbency Certificate and resolutions approving the LLC Conversion (which such certificate, Operating Agreement and resolutions shall be in precisely the same form as the copy of each such document delivered pursuant to paragraph (c) above hereof), certified as of the date thereof in full force and effect without any modification or amendment.

            (d) Within ten (10) days following the LLC Conversion Effective Date, New Intermediate Holdings shall have delivered to the Collateral Agent its stock certificate re-issued to Holdings.

            (e) Within ten (10) days following the LLC Conversion Effective Date, New Intermediate Holdings shall have delivered to the Collateral Agent the applicable amendment to Mortgages evidencing Liens on Mortgaged Real Property owned by Intermediate Holdings.

The effect of the consent set forth in Section 3 above shall be revoked, terminate and be of no further force or effect if such condition precedents set forth in above shall not have been met within the time periods set forth above.

      SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon satisfaction of the following conditions precedent:

            (a) This Amendment shall have been executed and delivered by the Supermajority Lenders and the Loan Parties.

            (b) The representations and warranties contained herein shall be true and correct in all respects, and, after giving effect to this Amendment, no Event of Default or Default shall exist on the date hereof.

      SECTION 5. REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES.


      (a) The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

      (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

      (c) Neither the execution, delivery and performance of this Amendment by each Loan Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of such Loan Party's certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Agents on or before the date hereof.

      SECTION 6. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.


      (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

      (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

      (c) Each Loan Party acknowledges and agrees that the execution and delivery by Agents and Supermajority Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate Agents or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (ii) to amend, relinquish or impair any right of Agents or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

      (b) Each Loan Party affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

      SECTION 7. COSTS AND EXPENSES. As provided in Section 11.03 of the Credit Agreement, Borrower agrees to reimburse Agents for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

      SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

      SECTION 9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

      SECTION 10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof, and such party shall promptly follow its facsimile signature page by mailing of a hard copy original.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                    BORROWER:

                                    GENERAL CABLE INDUSTRIES, INC., as the
                                    Borrower

                                    By:\s\Christopher F. Virgulak
                                       ----------------------------
                                    Name:Christopher F. Virgulak
                                    Title:Executive Vice President

             [Signature Page to First Amendment to Credit Agreement]

                            AGENTS:

                            MERRILL LYNCH CAPITAL, A DIVISION OF
                            MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Lender, Collateral Agent and Syndication Agent

                            By:\s\ Tamara Roehm
                              -------------------
                            Name: Tamara Roehm
                            Title: Vice President

            [Signature Page to First Amendment to Credit Agreement]

                                    UBS AG, STAMFORD BRANCH,
                                    as Issuing Bank and Administrative Agent


                                    By:\s\ Wilfred V. Saint
                                       -----------------------
                                    Name: Wilfred V. Saint
                                    Title: Director, Banking Products Services

                                    By:\s\ Joselin Fernandes
                                       ------------------------
                                    Name: Joselin Fernandes
                                    Title: Associate Director,Banking Products
                                             Services

                                    UBS LOAN FINANCE LLC, as a Lender
                                    and Swingline Lender

                                    By:\s\ Barbara Ezell-McMichael
                                       ------------------------------
                                    Name: Barbara Ezell-McMichael
                                    Title: Associate Director,Banking Products
                                          Services
                                    By:\s\ Doris Mesa
                                      -----------------
                                    Name: Doris Mesa
                                    Title: Associate Director,Banking Products
                                           Services

            [Signature Page to First Amendment to Credit Agreement]

                                   LENDERS:

                                   By:\s\ Allied Irish Banks, p.l.c.
                                     ---------------------------------

                                   By:\s\ Bank One, N.A.
                                     ---------------------

                                   By:\s\ The CIT Group/Business Credit, Inc.
                                     ------------------------------------------

                                   By:\s\ Fleet Capital
                                     --------------------

                                   By:\s\ General Electric Capital Corporation
                                     -------------------------------------------

                                   By:\s\ GMAC Commercial Finance, LLC
                                     -----------------------------------

                                   By:\s\ LaSalle Bank National Association
                                     ----------------------------------------

                                   By:\s\ National City Business Credit, Inc.
                                     ------------------------------------------
                                   (fka National City Commercial Finance, Inc.)
                                   --------------------------------------------

                                   By:\s\ PB Capital Corporation
                                     -----------------------------

                                   By:\s\ The Provident Bank
                                     -------------------------

                                   By:\s\ RZB Finance LLC
                                     ----------------------

                                   By:\s\ Webster Business Credit Corporation
                                     ------------------------------------------

                                   By:\s\ Wells Fargo Foothill, LLC
                                     --------------------------------

             [Signature Page to First Amendment to Credit Agreement]

                                  The following Persons are signatories to this Amendment in their capacity as Loan Parties.

                                  GENERAL CABLE COMPANY, as a Loan Party,
                                  Guarantor and Borrowing Base Guarantor


                                  By:\s\ Christopher F. Virgulak
                                    ------------------------------
                                  Name:  Christopher F. Virgulak
                                  Title: Executive Vice President

                                  GENERAL CABLE CORPORATION, as a Loan Party,
                                  Borrowing Base Guarantor and Guarantor


                                  By: s\ Christopher F. Virgulak
                                    ------------------------------
                                  Name: Christopher F. Virgulak
                                  Title:Executive Vice President

                                  GK TECHNOLOGIES, INCORPORATED, as a Loan
                                  Party, Borrowing Base Guarantor and Guarantor


                                  By:\s\Christopher F. Virgulak
                                    ----------------------------
                                  Name: Christopher F. Virgulak
                                  Title:Executive Vice President

                                  GENERAL CABLE INDUSTRIES, LLC, as a Loan
                                  Party, Borrowing Base Guarantor and Guarantor


                                  By:\s\ Christopher F. Virgulak
                                     -----------------------------
                                  Name:  Christopher F. Virgulak
                                  Title: Executive Vice President

             [Signature Page to First Amendment to Credit Agreement]

                                    GENERAL CABLE TECHNOLOGIES CORPORATION,
                                    as a Loan Party, Borrowing Base Guarantor and Guarantor


                                    By:\s\Christopher F. Virgulak
                                       ----------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: President

                                    GENERAL CABLE TEXAS OPERATIONS, L.P., as a
                                    Loan Party, Borrowing Base Guarantor and
                                    Guarantor

                                    By: GENERAL CABLE INDUSTRIES, INC., its
                                    general partner

                                    By:\s\ Christopher F. Virgulak
                                       ------------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: Executive Vice President

                                    MARATHON MANUFACTURING HOLDINGS,INC.,
                                    as a Loan Party and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       ---------------------------
                                    Name:   Christopher F. Virgulak
                                    Title: Executive Vice President

                                    GENERAL CABLE OVERSEAS HOLDINGS, INC., as a Loan Party and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       -----------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: Executive Vice President

                                    GENERAL CABLE MANAGEMENT LLC, as a Loan
                                    Party and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       -----------------------------
                                    Name:   Christopher F. Virgulak
                                    Title:  Executive Vice President

            [Signature Page to First Amendment to Credit Agreement]

                                    DIVERSIFIED CONTRACTORS,INC.,as a Loan Party and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       ----------------------------
                                    Name: Christopher F. Virgulak
                                    Title:Executive Vice President

                                    MLTC COMPANY, as a Loan Party and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       ----------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: Executive Vice President

                                    MARATHON STEEL COMPANY, as a Loan Party
                                    and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       -----------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: Executive Vice President

                                    GENCA CORPORATION, as a Loan Party
                                    and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       ------------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: Executive Vice President

                                    GENERAL CABLE CANADA LTD., as a Loan Party and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       ----------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: Executive Vice President

                                    GENERAL CABLE DE MEXICO DEL NORTE SA DE CV, as a Loan Party and Guarantor


                                    By:\s\ Christopher F. Virgulak
                                       ----------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: Executive Vice President

            [Signature Page to First Amendment to Credit Agreement]

                                    GENERAL CABLE DE LATINOAMERICA, SA DE CV, as a Loan Party and Guarantor

                                    By:\s\ Christopher F. Virgulak
                                       ----------------------------
                                    Name:  Christopher F. Virgulak
                                    Title: Vice President

            [Signature Page to First Amendment to Credit Agreement]

                                    EXHIBIT A

                          CORPORATE ORGANIZATION CHART

                                [To Be Attached]

                                  SCHEDULE 5.14

                         POST-CLOSING COLLATERAL MATTERS

      1. On or before July 1, 2004, Borrower shall use their best efforts to deliver, or cause to be delivered, to the Collateral Agent's counsel (in form and substance satisfactory to the Collateral Agent) a deposit account control agreement with respect to deposit accounts of General Cable Company, a Canadian corporation, held at a financial institution reasonably satisfactory to the Collateral Agent.

      2. On or before April 5, 2004, Borrower shall deliver to the Collateral Agent revised Title Policies (or endorsements to the existing Title Policies) deleting the "general survey exception" with respect to the Mortgaged Real Properties located in Highland Heights, Kentucky and Lawrenceburg, Kentucky.

      3. With respect to the Mortgaged Real Property located in Marion, Indiana, Borrower will use commercially reasonable efforts to obtain a Quitclaim and Corrective Deed for the portion of such property known as "Tract II" from BICC Cables Corporation to General Cable Industries, Inc. Borrower has already commenced such efforts and will continue to pursue such efforts for a period of one hundred eighty (180) days after the Closing Date. If Borrower is successful in obtaining the Quitclaim and Corrective Deed as aforesaid, then within thirty (30) days thereafter, Borrower will execute and deliver to the Collateral Agent an Amendment to the Mortgage adding such "Tract II" to the lien of the Mortgage, and will obtain a revised Title Policy, or endorsement thereto, which adds "Tract II" to the legal description of the insured property.

      4. On or before April 26, 2004, with respect to the Real Properties located in Chino, California and Toronto, ON, Canada, Borrower will use commercially reasonable efforts to obtain landlord lien waivers in form and substance reasonably acceptable to the Collateral Agent. The parties hereto acknowledge that such efforts will require the assistance of Lender's counsel to complete on a timely basis.

                                    EXHIBIT N

                       FORM OF BORROWING BASE CERTIFICATE

                                [To be Attached]